Service Agreement No. 05TX-11399

SERVICE AGREEMENT
for
POINT-TO-POINT
TRANSMISSION SERVICE
executed by the
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
acting by and through the
BOMV-EVILLE POWER ADMINISTRATION
and
U.S. GEOTHERMAL, INC.

1.

This Service Agreement, dated as of 0 6 / 2 4 / 2 0 0 5 , is entered into, by and between the Bonneville Power Administration Transmission Business Line (Transmission Provider) and U.S. Geothermal, Inc. (Transmission Customer).

2.

The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Point-to-Point (PTP) Transmission Service under the Transmission Provider's Open Access Transmission Tariff (Tariff).

3.

The Transmission Customer has provided to the Transmission Provider a deposit, unless such deposit has been waived by the Transmission Provider, for F'irm Point- to-Point Transmission Service in accordance with the provisions of section 17.3 of the Tariff.

4.	Service under this agreement shall commence on 0000 hours on June 1,2006. Service under this agreement shall terminate on such date as mutually agreed upon by the parties.

5.

The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Point-to-Point Transmission Service in accordance with the provisions of Part I1 of the Tariff and this Service Agreement.

6.	Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated in Exhibit B.

7.

The Tariff, Exhibit A (Specifications for Long-Term Firm Point-To-Point Transmission Service), and Exhibit B (Notices),are incorporated herein and made a part hereof. Capitalized terms not defined in this agreement are defined in the Tariff.

8.	This Service Agreement shall be interpreted, construed and enforced in accordance with Federal law.

9.	This Service Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns.

10.

The Transmission Customer and the Transmission Provider agree that provisions of section 3201(i)of Public Law 104-134 (Bonneville Power Administration Refinancing Act) are incorporated in their entirety and hereby made a part of this Service Agreement.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

U.S. GEOTHERMAL, INC.		UNITED STATES OF AMERICA Department of Energy Bonneville Power Administration

By:	/s/ Douglas J. Glaspey	By:	/s/ Richard A. Gillman

Name: (Print/Type)	Douglas J. Glaspey	Name: (Print/Type)	Richard A. Gillman

Title:	COO & Director	Title:	Transmission Account Executive

Date:	06/24/2005	Date:	6/22/05

Service Agreement No. 05TX-11399, U.S. Geothermal, Inc.	2

EXHIBIT A
SPECIFICATIONS FOR LONG-TERM FIRM
POINT-TO-POINT TRANSMISSION SERVICE

TABLE 1A
REQUEST FOR TRANSMISSION SERVICES
The OASIS Assignment Reference Number (ARef) is: 1424987.

1.	TERM OF TRANSACTION

Start Date: at 0000 hours on June 1,2006.

Termination Date: at 0000 hours on June 1,2036, provided, however, that service under this agreement shall terminate on the earlier of: (i) the date mutually agreed upon by the parties; or (ii) the date Raft River Rural Electric Cooperative terminates the Transmission Provider's lease of transmission facilities under Contract No. DE- MS79-84BP91697, as it may be amended or replaced.

2.	DESCRIPTION OF CAPACITY AND ENERGY TO BE TRANSMITTED BY TRANSMISSION PROVIDER

Delivering Party (Resource)[l]	POR Name & Voltage	POR Control Area	Reserved Capacity (kW)	POD Name & Voltage	POD Control Area	Reserved Capacity (kW)	Receiving Party
Transmission Customer	Bridge 34.5 kV	IPC	12,000	Minidoka PP 138 kV- IPC	IPC	12,000	IPC
Total Reserved Capacity			12,000

3.	POINT OF RECEIPT

BRIDGE SUBSTATION 34.5 kV

Location: the point in the Transmission Provider's Bridge Substation where the 34.5 kV facilities of the Transmission Provider and Raft River Rural Electric Cooperative, Inc. are connected. It is the Transmission Customer's responsibility to arrange for the delivery of power from the generation site(s) to this Point of Receipt.

Voltage: 34.5 kV

Metering: in the Transmission Provider's Bridge Substation and at the Transmission Customer's generation site(s)in the 34.5 kV circuits over which such electric power flows.

1 The Resource, POR, POD and the whole transmission path are in the control area of Idaho Power Company (IPC), who is also the purchaser of the power from the Resource.

05TX-11399, U.S. Geothermal, Inc.	Page 1of 4
Exhibit A, Table 1A	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on June 1,2006

4.	POINT OF DELIVERY

MINIDOKA PP 138 kV - IPC POINT OF DELIVERY

Location: in the Government's Minidoka Power Plant where the 138 kV facilities of the Government and IPC are connected;

Voltage: 138 kV,

Metering: None. It is the responsibility of the Transmission Customer to assure that metering is implemented consistent with IPC's requirements.

Exceptions: Loss returns are not required by the Transmission Provider at this time. It is the responsibility of the Transmission Customer to work with IPC as the POR and POD Control Area to determine the implementation of loss returns.

5.	DESIGNATION OF PARTY SUBJECT TO RECIPROCAL SERVICE OBLIGATION
US. Geothermal, Inc.

6.	NAMES OF ANY INTERVENING SYSTEMS PROVIDING TRANSMISSION SERVICE
None.

7.	SERVICE AGREEMENT CHARGES

Service under this Agreement will be subject to some combination of the charges detailed in Tables 1, 2 and 3 of this exhibit. (The appropriate charges for transactions will be determined in accordance with the terms and conditions of the Tariff.)

(a)	Transmission Charge
PTP-04 Rate Schedule or successor rate schedules.

(1)	Reservation Fee

Within 30 days after the Transmission Customer signs this Service Agreement, the first annual nonrefundable reservation fee of $12,336 shall be paid to the Transmission Provider. For the second and any subsequent reservation fees, the Transmission Provider will bill the Transmission Customer 30 days prior to their due date. If the deferral or extension of service spans two or more rate periods, the reservation fee will be based on the PTP Rate in effect at the time each payment is due. The Reservation Fee is based on the PTP Rate only and not on any of the Ancillary Services.

(2)	Short Distance Discount (SDD)
[0.6 + (0.4 x transmission distancel75)]

05TX-11399, U.S. Geothermal, Inc.	Page 2of 4
Exhibit A, Table 1A	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on June 1,2006

Path	Circuit Miles	Transmission Demand (kW)	SDD Factor
Bridge - Minidoka	40.9	12,000	0.818[2]

(b)	System Impact and/or Facilities Study Charge(s)
System Impact andlor Facilities Study Charges are not required at this time for service under this Service Agreement.

8.	OTHER PROVISIONS SPECIFIC TO THIS SERVICE AGREEMENT
None.

9.	CREDITWORTHINESSAND PREPAYMENT FOR SERVICE

(a)	The Transmission Provider's creditworthiness business practices and provisions shall apply, as revised or replaced.

(b)

The Transmission Customer shall make monthly prepayments of the charges specified in paragraph 9(e) of this section. The Transmission Customer shall make the prepayment on or before the 20th of each month for the subsequent month. Should the 20th fall on a weekend or Federal holiday, the prepayment must be made on the preceding business day. The first prepayment is due to the Transmission Provider no later than May 20,2006, for the month of June, 2006.

(c)

The Transmission Customer shall wire transfer all prepayments to the Federal Reserve Bank in New York City so that they arrive no later than 2:00 p.m. Eastern Standard or Daylight Time, whichever is in effect. The Transmission Provider will verify that payment has been received at the Federal Reserve Bank.

(d)	The Transmission Customer shall include the following information on all wire transfers under this Agreement:

(1)	ABA number - The ABA number for the Federal Reserve Bank in New York City is 021030004;

(2)	Receiving Bank - "TREASNYC" designates the Federal Reserve Bank in New York City as the receiving bank;

(3)	Product Code - "TREASNYCICTR";

(4)	Account - Agency Location Code of 89001401 directs the payment to the BPA Fund in the U.S. Treasury;

__________________________________
2 The SDD is not available for transmission from secondary points of integration. If a primary point of integration, associated with a SDD is moved to a secondary point of integration, at any time during the month, the SDD shall not be applied for that month.

05TX-11399, U.S. Geothermal, Inc.	Page 3 of 4
Exhibit A, Table 1A	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on June 1,2006

(5)	Third Party Information - After "OBI=" the Transmission Customer should indicate "TRANSMISSION PREPAY" in order to identify the payment when it is received.

(e)

The following charges are subject to prepayment: PTP Long Term Firm Transmission Service charges and Ancillary Service Charges. The monthly charge for long-term firm PTP transmission service under this Service Agreement shall be pursuant to the applicable PTP Rate Schedule, or its successor. Ancillary Service Charges shall be pursuant to the applicable ACS Rate Schedule, or its successor, and shall apply to the Ancillary Sewices in accordance with Exhibit A, Table 3. The amount of prepayment shall be determined using the applicable rates in effect for such service for the relevant month. Successors to the PTP and ACS rate schedules will apply to the prepayment obligations. Should the Transmission Customer purchase either short-term firm or nonfirm PTP transmission service under this Service Agreement, the Transmission Customer shall calculate such charges in accordance with the applicable rate and prepay such charges for each month as described in paragraph 9(b) of this section.

(f)

Prepayment pursuant to paragraph (e) above does not preclude the Transmission Provider from applying adjustments to such payments for other charges consistent with the applicable rate schedules, or to pass through to the Transmission Customer any additional charges not covered in paragraph (e) above for ancillary services which the Transmission Provider may be required to pay to the control area operator. Any such adjustments and charges are subject to payment under the Transmission Provider's normal transmission billing process.

(g)

If the Transmission Customer fails to make any payment as set forth above or to pay any amount owing on its Wholesale Transmission Bill on or before its due date, then, the Transmission Provider shall have the right to suspend transmission service for the period for which prepayment should have been provided, and, after 60 calendar days following written notice by the Transmission Provider to the Transmission Customer, the Transmission Provider shall have the right to terminate this Agreement.

05TX-11399, U.S. Geothermal, Inc.	Page 4 of 4
Exhibit A, Table 1A	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on June 1,2006

EXHIBIT A
SPECIFICATIONS FOR LONG-TERM F I B
POINT-TO-POINT TRANSMISSION SERVICE

TABLE 1B
REQUEST FOR TRANSMISSION SERVICES
The OASIS Assignment Reference Number (ARef) is: 1434023.

1.	TERM OF TRANSACTION
Start Date: at 0000 hours on December 1,2008.

Termination Date: at 0000 hours on December 1,2010, provided, however, that service under this agreement shall terminate on the earlier of: (i) the date mutually agreed upon by the parties; or (ii) the date Raft River Rural Electric Cooperative terminates the Transmission Provider's lease of transmission facilities under Contract No. DE-MS79-84BP91697, as it may be amended or replaced.

2.	DESCRIPTION OF CAPACITY AND ENERGY TO BE TRANSMITTED BY TRANSMISSION PROVIDER

Delivering Party (Resource)[l]	POR Name & Voltage	POR Control Area	Reserved Capacity (kW)	POD Name & Voltage	POD Control Area	Reserved Capacity (kW)	Receiving Party
Transmission Customer	Bridge 34.5 kV	IPC	12,000	Minidoka PP 138 kV- IPC	IPC	12,000	IPC
Total Reserved Capacity			12,000

3.	POINT OF RECEIPT

BRIDGE SUBSTATION 34.5 kV

Location: the point in the Transmission Provider's Bridge Substation where the 34.5 kV facilities of the Transmission Provider and Raft River Rural Electric Cooperative, Inc. are connected. It is the Transmission Customer's responsibility to arrange for the delivery of power from the generation site(s) to this Point of Receipt.

Voltage: 34.5 kV

Metering: in the Transmission Provider's Bridge Substation and at the Transmission Customer's generation site(s) in the 34.5 kV circuits over which such electric power flows.

1  The Resource, POR, POD and the whole transmission path are in the control area of Idaho Power Company (PC), who 1s also the purchaser of the power from the Resource.

05TX-11399, U.S. Geothermal, Inc.	Page 1of 4
Exhibit A, Table 1B	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

4.	POINT OF DELIVERY

MINIDOKA PP 138 kV - IPC POINT OF DELIVERY

Location: in the Government's Minidoka Power Plant where the 138 kV facilities of the Government and IPC are connected;

Voltage: 138 kV,

Metering: None. It is the responsibility of the Transmission Customer to assure that metering is implemented consistent with IPC's requirements.

Exceptions: Loss returns are not required by the Transmission Provider at this time. It is the responsibility of the Transmission Customer to work with IPC as the POR and POD Control Area to determine the implementation of loss returns.

5.	DESIGNATION OF PARTY SUBJECT TO RECIPROCAL SERVICE OBLIGATION
US. Geothermal, Inc.

6.	NAMES OF ANY INTERVENING SYSTEMS PROVIDING TRANSMISSION SERVICE
None.

7.	SERVICE AGREEMENT CHARGES

Service under this Agreement will be subject to some combination of the charges detailed in Tables 1,2and 3 of this exhibit. (The appropriate charges for transactions will be determined in accordance with the terms and conditions of the Tariff.)

(a)	Transmission Charge
PTP-04 Rate Schedule or successor rate schedules.

	(1)	Reservation Fee

Within 30 days after the Transmission Customer signs this Service Agreement, the first annual nonrefundable reservation fee of $12,336 shall be paid to the Transmission Provider. For the second and any subsequent reservation fees, the Transmission Provider will bill the Transmission Customer 30 days prior to their due date. If the deferral or extension of service spans two or more rate periods, the reservation fee will be based on the PTP Rate in effect at the time each payment is due. The Reservation Fee is based on the PTP Rate only and not on any of the Ancillary Services.

	(2)	Short Distance Discount (SDD)
[0.6 + (0.4 x transmission distance/75)]

05TX-11399, U.S. Geothermal, Inc.	Page 2 of 4
Exhibit A, Table 1B	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

Path	Circuit Miles	Transmission Demand (kW)	SDD Factor
Bridge - Minidoka	40.9	12,000	0.818[2]

(b)	System Impact and/or Facilities Study Charge(s)
System Impact andlor Facilities Study Charges are not required at this time for service under this Service Agreement.

8.	OTHER PROVISIONS SPECIFIC TO THIS SERVICE AGREEMENT
None.

9.	CREDITWORTHINESSAND PREPAYMENT FOR SERVICE

(a)	The Transmission Provider's creditworthiness business practices and provisions shall apply, as revised or replaced.

(b)

The Transmission Customer shall make monthly prepayments of the charges specified in paragraph 9(e) of this section. The Transmission Customer shall make the prepayment on or before the 20th of each month for the subsequent month. Should the 20th fall on a weekend or Federal holiday, the prepayment must be made on the preceding business day. The first prepayment is due to the Transmission Provider no later than November 20,2008, for the month of December, 2008.

(c)

The Transmission Customer shall wire transfer all prepayments to the Federal Reserve Bank in New York City so that they arrive no later than 2:00 p.m. Eastern Standard or Daylight Time, whichever is in effect. The Transmission Provider will verify that payment has been received at the Federal Reserve Bank.

(d)	The Transmission Customer shall include the following information on all wire transfers under this Agreement:

(1)	ABA number - The ABA number for the Federal Reserve Bank in New York City is 021030004;

(2)	Receiving Bank - "TREASNYC" designates the Federal Reserve Bank in New York City as the receiving bank;

(3)	Product Code - 'TREAS NYCICTR";

(4)	Account - Agency Location Code of 89001401 directs the payment to the BPA Fund in the U.S. Treasury;

05TX-11399, U.S. Geothermal, Inc.	Page 3 of 4
Exhibit A, Table 1B	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

(5)	Third Party Information - After "OBI="the Transmission Customer should indicate "TRANSMISSION PREPAY" in order to identify the payment when it is received.

(e)

The following charges are subject to prepayment: PTP Long Term Firm Transmission Service charges and Ancillary Service Charges. The monthly charge for long-term firm PTP transmission service under this Service Agreement shall be pursuant to the applicable PTP Rate Schedule, or its successor. Ancillary Service Charges shall be pursuant to the applicable ACS Rate Schedule, or its successor, and shall apply to the Ancillary Services in accordance with Exhibit A, Table 3. The amount of prepayment shall be determined using the applicable rates in effect for such service for the relevant month. Successors to the PTP and ACS rate schedules will apply to the prepayment obligations. Should the Transmission Customer purchase either short-term firm or nonfirm PTP transmission service under this Service Agreement, the Transmission Customer shall calculate such charges in accordance with the applicable rate and prepay such charges for each month as described in paragraph 9(b) of this section..

(f)

Prepayment pursuant to paragraph (e) above does not preclude the Transmission Provider from applying adjustments to such payments for other charges consistent with the applicable rate schedules, or to pass through to the Transmission Customer any additional charges not covered in paragraph (e) above for ancillary services which the Transmission Provider may be required to pay to the control area operator. Any such adjustments and charges are subject to payment under the Transmission Provider's normal transmission billing process.

(g)

If the Transmission Customer fails to make any payment as set forth above or to pay any amount owing on its Wholesale Transmission Bill on or before its due date, then, the Transmission Provider shall have the right to suspend transmission service for the period for which prepayment should have been provided; and, after 60 calendar days following written notice by the Transmission Provider to the Transmission Customer, the Transmission Provider shall have the right to terminate this Agreement.

05TX-11399, U.S. Geothermal, Inc.	Page 4 of 4
Exhibit A, Table 1B	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

EXHIBIT A
SPECIFICATIONS FOR LONG-TERM FIRM
POINT-TO-POINT TRANSMISSION SERVICE

TABLE 1C
REQUEST FOR TRANSMISSION SERVICES
The OASIS Assignment Reference Number (ARef) is: 1434025.

1.	TERM OF TRANSACTION
Start Date: at 0000 hours on December 1,2008.

Termination Date: at 0000 hours on December 1,2010, provided, however, that service under this agreement shall terminate on the earlier of: (i) the date mutually agreed upon by the parties; or (ii) the date Raft River Rural Electric Cooperative terminates the Transmission Provider's lease of transmission facilities under Contract No. DE-MS79-84BP91697, as it may be amended or replaced.

2.	DESCRIPTION OF CAPACITY AND ENERGY TO BE TRANSMITTED BY TRANSMISSION PROVIDER

Delivering Party (Resource)[l]	POR Name & Voltage	POR Control Area	Reserved Capacity (kW)	POD Name & Voltage	POD Control Area	Reserved Capacity (kW)	Receiving Party
Transmission Customer	Bridge 34.5 kV	IPC	12,000	Minidoka PP 138 kV- IPC	IPC	12,000	IPC
Total Reserved capacity			12,000

3.	POINT OF RECEIPT

BRIDGE SUBSTATION 34.5 kV

Location: the point in the Transmission Provider's Bridge Substation where 1 34.5 kV facilities of the Transmission Provider and Raft River Rural Electric Cooperative, Inc. are connected It is the Transmission Customer's responsibility to arrange for the delivery of power from the generation site(s) to this Point of Receipt.

Voltage: 34.5 kV

Metering: in the Transmission Provider's Bridge Substation and at the Transmission Customer's generation site(s) in the 34.5 kV circuits over which such electric power flows.

1  The Resource, POR, POD and the whole transmission path are in the control area of Idaho Power Company (IPC), who is also the purchaser of the power from the Resource.

05TX-11399, U.S. Geothermal, Inc.	Page 1of 4
Exhibit A, Table 1C	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

4.	POINT OF DELIVERY

MINIDOKA PP 138 kV - IPC POINT OF DELIVERY

Location: in the Government's Minidoka Power Plant where the 138 kV facilities of the Government and IPC are connected;

Voltage: 138 kV,

Metering: None. It is the responsibility of the Transmission Customer to assure that metering is implemented consistent with IPC7srequirements.

Exceptions: Loss returns are not required by the Transmission Provider at this time. It is the responsibility of the Transmission Customer to work with IPC as the POR and POD Control Area to determine the implementation of loss returns.

5.	DESIGNATION OF PARTY SUBJECT TO RECIPROCAL SERVICE OBLIGATION
U.S. Geothermal, Inc.

6.	NAMES OF ANY INTERVENING SYSTEMS PROVIDING TRANSMISSION SERVICE
None.

7.	SERVICE AGREEMENT CHARGES

Service under this Agreement will be subject to some combination of the charges detailed in Tables 1,2and 3 of this exhibit. (The appropriate charges for transactions will be determined in accordance with the terms and conditions of the Tariff.)

(a)	Transmission Charge
PTP-04 Rate Schedule or successor rate schedules.

(1)	Reservation Fee

Within 30 days after the Transmission Customer signs this Service Agreement, the first annual nonrefundable reservation fee of $12,336 shall be paid to the Transmission Provider. For the second and any subsequent reservation fees, the Transmission Provider will bill the Transmission Customer 30 days prior to their due date. If the deferral or extension of service spans two or more rate periods, the reservation fee will be based on the PTP Rate in effect at the time each payment is due. The Reservation Fee is based on the PTP Rate only and not on any of the Ancillary Services.

(2)	Short Distance Discount (SDD)
[0.6 + (0.4 x transmission distance/75)]

05TX-11399, U.S. Geothermal, Inc.	Page 2 of 4
Exhibit A, Table 1C	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

Path	Circuit Miles	Transmission Demand (kW)	SDD Factor
Bridge - Minidoka	40.9	12,000	0.818[2]

(b)	System Impact andlor Facilities Study Charge(s)
System Impact andlor Facilities Study Charges are not required at this time for service under this Service Agreement.

8.	OTHER PROVISIONS SPECIFIC TO THIS SERVICE AGREEMENT
None.

9.	CREDITWORTHINESS AND PREPAYMENT FOR SERVICE

(a)	The Transmission Provider's creditworthiness business practices and provisions shall apply, as revised or replaced.

(b)

The Transmission Customer shall make monthly prepayments of the charges specified in paragraph 9(e) of this section. The Transmission Customer shall make the prepayment on or before the 20th of each month for the subsequent month. Should the 20th fall on a weekend or Federal holiday, the prepayment must be made on the preceding business day. The first prepayment is due to the Transmission Provider no later than November 20,2008, for the month of December, 2008.

(c)

The Transmission Customer shall wire transfer all prepayments to the Federal Reserve Bank in New York City so that they arrive no later than 2:00 p.m. Eastern Standard or Daylight Time, whichever is in effect. The Transmission Provider will verify that payment has been received at the Federal Reserve Bank.

(d)	The Transmission Customer shall include the following information on all wire transfers under this Agreement:

(1)	ABA number - The ABA number for the Federal Reserve Bank in New York City is 021030004;

(2)	Receiving Bank - "TREASNYC" designates the Federal Reserve Bank in New York City as the receiving bank,

(3)	Product Code - 'TREAS NYC/CTR1';

(4)	Account - Agency Location Code of 89001401 directs the payment to the BPA Fund in the US. Treasury;

____________________________________
2 The SDD is not available for transmission from secondary points of integration. If a primary point of integration, associated with a SDD is moved to a secondary point of integration, at any time during the month, the SDD shall not be applied for that month.

05TX-11399, U.S. Geothermal, Inc.	Page 3 of 4
Exhibit A, Table 1C	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

(5)	Third Party Information - After "OBI=" the Transmission Customer should indicate "TRANSMISSION PREPAY" in order to identify the payment when it is received.

(e)

The following charges are subject to prepayment: PTP Long Term Firm Transmission Service charges and Ancillary Service Charges. The monthly charge for long-term firm PTP transmission service under this Service Agreement shall be pursuant to the applicable PTP Rate Schedule, or its successor. Ancillary Service Charges shall be pursuant to the applicable ACS Rate Schedule, or its successor, and shall apply to the Ancillary Services in accordance with Exhibit A, Table 3. The amount of prepayment shall be determined using the applicable rates in effect for such service for the relevant month. Successors to the PTP and ACS rate schedules will apply to the prepayment obligations. Should the Transmission Customer purchase either short-term firm or nonfirm PTP transmission service under this Service Agreement, the Transmission Customer shall calculate such charges in accordance with the applicable rate and prepay such charges for each month as described in paragraph 9(b) of this section.

(f)

Prepayment pursuant to paragraph (e) above does not preclude the Transmission Provider from applying adjustments to such payments for other charges consistent with the applicable rate schedules, or to pass through to the Transmission Customer any additional charges not covered in paragraph (e) above for ancillary services which the Transmission Provider may be required to pay to the control area operator. Any such adjustments and charges are subject to payment under the Transmission Provider's normal transmission billing process.

(g)

If the Transmission Customer fails to make any payment as set forth above or to pay any amount owing on its Wholesale Transmission Bill on or before its due date, then, the Transmission Provider shall have the right to suspend transmission service for the period for which prepayment should have been provided; and, after 60 calendar days following written notice by the Transmission Provider to the Transmission Customer, the Transmission Provider shall have the right to terminate this Agreement.

05TX-11399, U.S. Geothermal, Inc.	Page 4 of 4
Exhibit A, Table 1C	Effective at 0000 hours
Specifications for Long-Term Firm Point-To-Point Transmission Service	on December 1,2008

EXHIBIT A
SPECIFICATIONS FOR LONG-TERM FIRM
POINT-TO-POINT TRANSMISSION SERVICE

TABLE 2
DIRECT ASSIGNMENT AND USE-OF-FACILITIES CHARGES

Facilities Charges are not required at this time for the service associated with Exhibit A, Tables lA, lB, and 1C.

05TX-11399, U.S. Geothermal, Inc.	Page 1of 1
Exhibit A, Table 2	Effective at 0000 hours
Specifications for Long~TermFirm Point-To-Point Transmission Service	on June 1,2006

EXHIBIT A
SPECIFICATIONS FOR LONG-TERM FIRM
POINT-TO-POINT TRANSMISSION SERVICE

TABLE 3
ANCILLARY SERVICE CHARGES

This Table 3 is subject to the ACS-04 Rate Schedule or successor rate schedules. For transmission service that requires use of the Transmission Provider's control area, the first two services below must be purchased from the Transmission Provider, and the Transmission Customer must make arrangements for the provision of other ancillary services in compliance with the Transmission Provider's Open Access Transmission Tariff (Tariff), as it may be amended. To the extent that ancillary or control area services are provided by a control area operator other than the Transmission Provider, or by any entity other than the Transmission Provider, and such services are billed to the Transmission Provider, the Transmission Provider will pass on such costs to the Transmission Customer, and the Transmission Customer agrees to pay such charges. The information specified below is applicable only to service provided pursuant to Tables lA, lB, and lC, which are included in Exhibit A at the time this Contract 05TX-11399 is originally executed. If the Transmission Customer requests additional service not specified in such tables at the time this contract is originally executed, or if such original service is revised or assigned, whether or not such service is documented in this Service Agreement, the provisions of the Tariff, as it may be amended or replaced, shall determine the applicability of the ancillary services described therein to the services requested.

		Provided By	Contract No.
1.	SCHEDULING, SYSTEM CONTROL AND DISPATCH (See above)	As determined by control area operator
2.	REACTIVE SUPPLY AND VOLTAGE CONTROL (See above)	As determined by control area operator
3.	REGULATION & FREQUENCY RESPONSE (Only for customers serving load in Transmission Provider's Control Area)	Not Applicable
4.	ENERGY IMBALANCE SERVICE (Only for customers serving load in Transmission Provider's Control Area who do not receive requirements power service from BPA)	Not Applicable
5.	OPERATING RESERVE - SPINNING RESERVE	As Applicable
6.	OPERATING RESERVE - SUPPLEMENTAL RESERVE	As Applicable

05TX-11399, U.S. Geothermal, Inc.	Page 1of 1
Exhibit B	Effective at 0000 hours
Notices	on June 1,2006

EXHIBIT B
NOTICES

1.	NOTICES RELATING TO PROVISIONS OF THE SERVICE AGREEMENT

Any notice or other communication related to this Service Agreement, other than notices of an operating nature (section 2 below), shall be in writing and shall be deemed to have been received if delivered in person, First Class mail, by telefax or sent by overnight delivery.

If to the Transmission Customer:	If to the Transmission Provider:

U.S. Geothermal, Inc.	Bonneville Power Administration
1509 Tyrell Lane, Suite B	P.O. Box 61409
Boise, ID 83706	Vancouver, WA 98666-1409
Attention: Mr. Robert A. Cline,	Attention: Transmission Account Executive
Vice President, Engineering	for U.S. Geothermal - TMIOPP2
Phone: (208) 424-1027	Phone: (360) 619-6010
Fax: (208) 424-1030	Fax: (360) 619-6940

If by Overnight Delivery Services:
Bonneville Power Administration
8100 NE Parkway Drive - Suite 50
Vancouver, WA 98662
Attention: Transmission Account Executive
for U.S. Geothermal - TMIOPP2

2.	NOTICES OF AN OPERATING NATURE

Any notice, request, or demand of an operating nature by the Transmission Provider or the Transmission Customer shall be made either orally or in writing by telefax or sent by First Class mail or overnight delivery.

If to the Transmission Customer:	If to the Transmission Provider:

U.S. Geothermal, Inc.	Bonneville Power Administration
1509 Tyrell Lane, Suite B	P.O. Box 491
Boise, ID 83706	Vancouver, WA 98666-0491
Attention: Mr. Robert A. Cline,	Attention: Real-Time Scheduling Desk
Vice President, Engineering	EMERGENCY ONLY
Phone: (208) 424-1027	Phone: Contact Idaho Power Company
Fax: (208) 424-1030	Fax: Contact Idaho Power Company

3.	SCHEDULING AGENT
Not applicable for service as specified in Exhibit A, Tables lA, lB, and 1C.

05TX-11399, U.S. Geothermal, Inc.	Page 1of 1
Exhibit B	Effective at 0000 hours
Notices	on June 1,2006